Exhibit 99.1

                        NEW YORK COMMUNITY BANCORP, INC.

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New York Community Bancorp, Inc. (the "Company") on Form 10-Q for the period ending on June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
R. Ficalora, President and Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

DATE:  August 9, 2002                   BY:      /s/ Joseph R. Ficalora
                                                 ----------------------
                                                 Joseph R. Ficalora
                                                 President and
                                                 Chief Executive Officer
                                                 (Duly Authorized Officer)


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